UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 31, 2006
                                ----------------
                Date of report (Date of earliest event reported)
                                ----------------

                             TALLY HO VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                ----------------

           Delaware                      333-104631                43-1988542
(State of Other Jurisdiction of    (Commission File Number)       (IRS Employer
 Incorporation or Organization)                                  Identification)

                 115 Route d' Arlon, L-8311 Capellen, Luxembourg
          (Address of principal executive offices, including zip code)

                                011-352 2630 1540
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

     Item 4.01 Changes in Registrant's Certifying Accountants

Dismissal of Van Cauter-Snauwaert & Co Sarl, Chartered Auditors

     On April 5, 20006, Tally Ho Ventures, Inc., a Delaware corporation (the "Company"), dismissed its auditors, Van Cauter-Snauwaert & Co Sarl, Chartered Auditors ("VC-S"). VC-S audited the Company's financial statements as of and for the year ended December 31, 2005. The decision to dismiss VC-S was approved by the Company's Board of Directors and Audit Committee thereof due to the fact that VC-S was not an accounting firm registered with the Public Company Accounting Oversight Board (the "PCAOB").

     The VC-S reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim periods, the Company had no disagreements with VC-S on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of VC-S, would have caused VC-S to make reference to the matter in its report.

     In addition, during VC-S's engagement with the Company and in the subsequent interim period through March 31, 2006, VC-S did not advise the
Company: (a) that the internal controls necessary for the Company to develop reliable financial statements do not exist; (b) that information has come to VC-S' attention that had led it to no longer be able to rely on management's representations, or that had made VC-S unwilling to be associated with the financial statements prepared by management, (c) of the need to expand significantly the scope of VC-S' audit; or (d) that information had come to VC-S' attention that if further investigated (i) might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or
(ii) might cause VC-S to be unwilling to rely on management's representations or to be associated with the Company's financial statements, or that for any reason, the issue has not been resolved to VC-S' satisfaction prior to its engagement to resign from its engagement with the Company.

     The Company has provided VC-S with a copy of the foregoing disclosures and requested that VC-S furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of VC-S' letter, dated October 31, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Constantin Reviseurs d'Enterprises SPRL Civile


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


     On April 5, 2006, the Audit Committee of the Board of Directors of the Company engaged Constantin Reviseurs d'Enterprises SPRL Civile ("CR") as the Company's new independent auditors to re-audit its financial statements for the fiscal year ended as of December 31, 2005 and the related consolidated statements of operations, cash flows, and stockholders' equity for the years ended December 31, 2005 and 2004 and to audit the Company's financial statements for the fiscal year ended as of December 31, 2006.

     During the two most recent fiscal years, and any subsequent interim period prior to engaging CR, neither the Company (nor anyone on its behalf) consulted CR regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     Exhibit No.  Exhibit Title

     16.1         Letter from Van Cauter-Snauwaert & Co Sarl, Chartered Auditors


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


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TALLY HO VENTURES, INC.

Date: October 31, 2006                   By: /s/ Nigel Gregg
                                             ---------------
                                             President & Chief Executive Officer


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